Commitments and contingencies	9 Months Ended
Sep. 30, 2022
Commitments and contingencies [Abstract]
Commitments and contingencies
19.	Commitments and contingencies

	Payments due by years
($000s)	Total	2022	2023-24	2025-26	2027-28
Capital expenditure obligations	70,424	16,204	54,220	-	-
Mineral interests	7,308	6	2,506	2,620	2,176
Flow-through share expenditures	2,683	2,683	-	-	-
Lease obligation	1,634	178	1,043	314	99
	82,049	19,071	57,769	2,934	2,275

During the first quarter of 2022, the Company entered into a Facilities Agreement with British Columbia Hydro and Power Authority (“BC Hydro”) covering the design and construction of facilities by BC Hydro to supply construction phase hydro-sourced electricity to the KSM project.

The cost to complete the construction is estimated to be $28.9 million of which the Company paid $7.7 million to BC Hydro in 2022, and $21.2 million is due in 2023. In addition, the Facilities Agreement requires $54.2 million in security or cash from the Company for BC Hydro system reinforcement, which is required to make the power available of which the Company paid $21.2 million to BC Hydro in 2022, and $33.0 million is due in 2023. The $54.2 million system reinforcement security will be forgiven annually, typically over a period of less than 8 years, based on project power consumption.

Prior to its maturity, the secured note bears interest at 6.5%, or US$14.6 million per annum, payable quarterly in arrears. The Company can elect to satisfy interest payments in cash or by delivering common shares. During the nine months ended September 30, 2022, the interest was paid in cash.